UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2018

Central Index Key Number of the issuing entity: 0001731627

BANK 2018-BNK11

  (Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001577313

  National Cooperative Bank, N.A.

(Exact names of sponsors as specified in their respective charters)

Delaware	333-206582-14	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of April 26, 2018, with respect to BANK 2018-BNK11. The purpose of this amendment is to file an executed version of the agreement filed as Exhibit 4.1 to the Form 8-K. No other changes have been made to the Form 8-K other than the change described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of April 13, 2018, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)

4.1	Pooling and Servicing Agreement, dated as of April 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

4.2	Pooling and Servicing Agreement, dated as of March 1, 2018, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)

4.3	Pooling and Servicing Agreement, dated as of March 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)

4.4	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)

5.1	Legality Opinion of Sidley Austin LLP, dated April 26, 2018. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)

8.1	Tax and Validity Opinion of Sidley Austin LLP, dated April 26, 2018 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K and incorporated by reference herein.)

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K and incorporated by reference herein.)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 16, 2018. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)

99.1	Mortgage Loan Purchase Agreement, dated April 13, 2018, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)

99.2	Mortgage Loan Purchase Agreement, dated April 13, 2018, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)

99.3	Mortgage Loan Purchase Agreement, dated April 13, 2018, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)

99.4	Mortgage Loan Purchase Agreement, dated April 13, 2018, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)

99.5	Agreement Among Noteholders, dated as of March 14, 2018, by and among Goldman Sachs Mortgage Company, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, Teachers Insurance and Annuity Association of America, as initial note B-1 holder, Teachers Insurance and Annuity Association of America, as initial note B-2 holder, and Teachers Insurance and Annuity Association of America, as initial note B-3 holder, relating to the Twelve Oaks Mall Whole Loan. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)

99.6	Agreement Between Note Holders, dated as of February 2, 2018, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the Extra Space - TIAA Self Storage Portfolio Whole Loan. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)

99.7	Amended and Restated Co-Lender Agreement, dated as of April 24, 2018, by and among Wells Fargo Bank, National Association, as initial note A-1-1 holder, Wells Fargo Bank, National Association, as initial note A-1-2 holder, Wilmington Trust, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass-Through Certificates, Series 2018-C43, as note A-2 holder, Wilmington Trust, National Association, as trustee for the benefit of the registered holders of the BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10, as note A-3 holder, Wells Fargo Bank, National Association, as trustee for the benefit of the registered holders of Benchmark 2018-B2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B2, as note A-4 holder, and Wilmington Trust, National Association, as trustee for the benefit of the registered holders of the GS Mortgage Securities Trust 2018-GS9, Commercial Mortgage Pass-Through Certificates, Series 2018-GS9, as note A-5 holder, relating to the Apple Campus 3 Whole Loan. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)

99.8	Agreement Between Note Holders, dated as of April 26, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the One Dulles Tower Whole Loan. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)

99.9	Amended and Restated Agreement Between Note Holders, dated as of April 24, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wilmington Trust, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass-Through Certificates, Series 2018-C43, as note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Airport Business Center Whole Loan. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)

99.10	Agreement Between Note Holders, dated as of April 26, 2018, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Northwest Hotel Portfolio Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)

99.11	Agreement Between Note Holders, dated as of March 8, 2018, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., as initial note A-2 holder, relating to the North Bay Portfolio Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)

99.12	Agreement Between Noteholders, dated as of March 23, 2018, by and between Deutsche Bank AG, New York Branch, as initial note A-1-A holder, Deutsche Bank AG, New York Branch, as initial note A-1-B holder, Bank of America, N.A., as initial note A-2-A holder, Bank of America, N.A., as initial note A-2-B holder, Deutsche Bank AG, New York Branch, as initial note B-1-A holder, Deutsche Bank AG, New York Branch, as initial note B-1-B holder, Bank of America, N.A., as initial note B-2-A holder, Bank of America, N.A., as initial note B-2-B holder, Deutsche Bank AG, New York Branch, as initial note C-1 holder, and Bank of America, N.A., as initial note C-2 holder, relating to The Gateway Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: February 8, 2019